UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2008

MOLSON COORS BREWING COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number: 1-14829

Delaware	84-0178360
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1225 17th Street, Suite 3200, Denver, Colorado 80202

1555 Notre Dame Street East, Montréal, Québec, Canada, H2L 2R5
(Address of principal executive offices, including zip code)

(303) 277-6661 / (514) 521-1786
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers

On April 9, 2008, Molson Coors Brewing Company and SABMiller plc announced that two executives have been named to key positions in the previously announced MillerCoors joint venture, effective upon the closing of the proposed joint venture transaction.  Tim Wolf, the Chief Financial Officer of Molson Coors Brewing Company, was named the Chief Integration Officer-designate and Gavin Hattersley, Senior Vice President of Finance at Miller Brewing Company, was named Chief Financial Officer-designate of the prospective U.S. joint venture.  The press release announcing the designations is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  Upon the closing of the proposed joint venture transaction and Mr. Wolf becoming the Chief Integration Officer of the joint venture, he will cease to be the Chief Financial Officer of Molson Coors Brewing Company.

Item 9.01 Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release dated April 9, 2008

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY

Date: April 9, 2008	By:	/s/ Samuel D. Walker
Samuel D. Walker
Chief Legal Officer